 EXHIBIT 99.1
         EBITDA represents net income before interest, taxes, depreciation and amortization. EBITDA is presented here because Sierra Pacific Resources (the “Company”) considers it a supplemental measure of its performance and believes debt-holders frequently use EBITDA to analyze operating performance and debt service capacity. EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are:
s	EBITDA does not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments;

s	EBITDA does not reflect changes in, or cash requirements for, working capital needs;

s	EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debts;

s	Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and

s	Other companies in this industry may calculate EBITDA differently than we do, which will limit its usefulness as a comparative measure.
     Because of these limitations, the Company’s management relies primarily on our GAAP results as a measure of the Company’s performance and uses EBITDA on a supplemental basis.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

Sierra Pacific Resources

EBITDA

	Nine Months ended September 30,		Year ended December 31,						LTM September 30,
	2007	2006	2006		2005		2004		2007
Net Income Applicable to Common Stock	$193,583	$251,324	$277,451		$82,237		$28,571		$219,710

Interest charges	210,037	228,670	311,088		284,927		307,546		292,455
Income taxes	96,796	132,597	145,605		43,118		18,050		109,804
Depreciation and amortization	174,787	170,112	228,875		214,662		205,922		233,550

EBITDA	$675,203	$782,703	$963,019		$624,944		$560,089		$855,519

EBITDA/Interest expense			3.10	x	2.19	x	1.82	x	2.93	x
Debt/EBITDA			4.16	x	6.20	x	7.30	x	5.20	x

Sierra Pacific Resources

Net interest expense	$210,037	$228,670	$311,088		$284,927		$307,546		$292,455

Long-term debt	$4,337,745	$4,162,341	$4,001,542		$3,817,122		$4,081,281		$4,337,745
Current maturities of long-term debt	109,614	41,051	8,348		58,909		8,491		109,614

Total Debt	$4,447,359	$4,203,392	$4,009,890		$3,876,031		$4,089,772		$4,447,359

Nevada Power Company

EBITDA

	Nine Months ended September 30,		Year ended December 31,						LTM September 30,
	2007	2006	2006		2005		2004		2007
Net Income	$161,280	$236,273	$224,540		$132,734		$104,312		$149,547

Interest charges	132,155	134,063	176,612		134,657		137,388		174,704
Income taxes	83,498	123,402	117,510		63,995		56,572		77,606
Depreciation and amortization	112,745	104,076	141,585		124,098		118,841		150,254

EBITDA	$489,678	$597,814	$660,247		$455,484		$417,113		$552,111

EBITDA/Interest expense			3.74	x	3.38	x	3.04	x	3.16	x
Debt/EBITDA			3.61	x	4.88	x	5.47	x	4.86	x

Nevada Power Company

Net interest expense	$132,155	$134,063	$176,612		$134,657		$137,388		$174,704

Long-term debt	$2,677,193	$2,429,256	$2,380,139		$2,214,063		$2,275,690		$2,677,193
Current maturities of long-term debt	7,971	18,651	5,948		6,509		6,091		7,971

Total Debt	$2,685,164	$2,447,907	$2,386,087		$2,220,572		$2,281,781		$2,685,164

Sierra Pacific Power Company

EBITDA

	Nine Months ended September 30,		Year ended December 31,						LTM September 30,
	2007	2006	2006		2005		2004		2007
Net Income	$57,528	$42,299	$57,709		$52,074		$18,577		$72,938

Interest charges	45,199	54,833	71,506		69,067		62,831		61,872
Income taxes	24,468	22,249	27,829		28,379		325		30,048
Depreciation and amortization	62,043	66,037	87,279		90,569		86,806		83,285

EBITDA	$189,238	$185,418	$244,323		$240,089		$168,539		$248,143

EBITDA/Interest expense			3.42	x	3.48	x	2.68	x	4.01	x
Debt/EBITDA			4.39	x	4.14	x	5.91	x	4.88	x

Sierra Pacific Power Company

Net interest expense	$45,199	$54,833	$71,506		$69,067		$62,831		$61,872

Long-term debt	$1,110,166	$1,072,076	$1,070,858		$941,804		$994,309		$1,110,166
Current maturities of long-term debt	101,643	22,400	2,400		52,400		2,400		101,643

Total Debt	$1,211,809	$1,094,476	$1,073,258		$994,204		$996,709		$1,211,809